UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2008
Volkswagen Dealer Finance, LLC
Volkswagen Credit Auto Master Owner Trust
(Exact Name of Registrant as Specified in Charter)

Delaware	333-125416	38-3528063

(State or other jurisdiction of Incorporation)	333-125416-01 (Commission File Number)	13-7255034 (Registrants’ IRS Employer Id. Nos.)
3800 Hamlin Road, Auburn Hills, Michigan 48326
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 340-6550
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     On March 20, 2008, The Bank of New York Mellon, as indenture trustee, made the monthly payment to the noteholders, as indicated in the Servicer Certificate relating to Volkswagen Credit Auto Master Owner Trust, Series 2005-1. A copy of this Servicer Certificate, which relates to the March 20, 2008 monthly payment and the Collection Period ended March 20, 2008, provided to The Bank of New York Mellon, as indentured trustee, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements, and Exhibits,
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

Exhibit 99.1	Volkswagen Credit Auto Master Owner Trust Filed 2005-1 Servicer Certificate for the month ended February 29, 2008 provided to The Bank of New York Mellon, as indenture trustee. (Filed with this report.)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Volkswagen Credit Auto Master Owner Trust
By:	Volkswagen Dealer Finance, LLC

By:	/s/ Dennis Tack
Dennis Tack, Controller